UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 30, 2008

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana		70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On September 30, 2008, Home Bancorp, Inc. (the “Company”), the newly formed holding company for Home Bank, a federally chartered savings bank with its headquarters in Lafayette, Louisiana (the “Bank”), issued a press release announcing regulatory approval to complete the mutual-to-stock conversion (the “Conversion”) of the Bank.  On October 2, 2008, the Company issued a press release announcing completion of the Conversion and of the Company’s initial public offering of shares of its common stock.

For additional information, reference is made to the press releases, dated September 30, 2008 and October 2, 2008, which are included herein as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)       Not applicable.
(b)       Not applicable.
(c)       Not applicable.
(d)       Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press release, dated September 30, 2008

99.2	Press release, dated October 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: October 3, 2008	By:	/s/John W. Bordelon
John W. Bordelon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated September 30, 2008

99.2	Press release, dated October 2, 2008